EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 30th day of December, 2004, by and between Workstream Inc., a Canadian corporation (the "Company"), and ProAct Technologies Corporation, a Delaware corporation (the "New Shareholder").

                                   BACKGROUND

      WHEREAS, pursuant to an Asset Purchase Agreement dated December 20, 2004 (the "Purchase Agreement") among the Company, Workstream USA, Inc. and the New Shareholder, the Company is purchasing substantially all of the assets of the New Shareholder and issuing 950,551 restricted shares of the Company's common stock, no par value per share (the "Shares"), to the New Shareholder as part of the consideration therefore; and

      WHEREAS, in connection with the Purchase Agreement, the Company is granting the New Shareholder certain registration rights as more fully set forth herein under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any other similar successor statute (collectively, the "Securities Act"), with respect to the Shares.

      NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Exchange Act, as they each may, from time to time, be in effect.

            (c) "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale or resale of equity securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose or for which the Registrable Shares may not be included.

            (d) "Registration Expenses" means all expenses incurred by the Company in complying with this Agreement, including without limitation, all registration and filing fees, exchange listing fees, printing expenses, the fees and disbursements of counsel for the Company, the fees and disbursements of the Company's accountants, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of the New Shareholder's own counsel.

            (e) "Registrable Shares" means the Shares and any other shares of common stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of common stock which are Registrable Shares shall cease to be Registrable Shares (i) when such shares become saleable pursuant to Rule 144 under the Securities Act (or any successor provision) and without restriction under Rule 144(e), (ii) when sold pursuant to one or more Registration Statements or (iii) if earlier, upon any sale or transfer of the Registrable Shares in any manner to any person or entity, other than distributions or transfers of Registrable Shares to holders of the New Shareholder's equity securities.

      2. Enforcement. The New Shareholder is required to deliver to the Company audited financial statements for the year ended December 31, 2004 in accordance with Section 6.4 of the Purchase Agreement (the "Year End Financials") no later than February 15, 2005. During the period in which the Year End Financials are being prepared, the Company will include the Shares in any S-3 Registration Statement that is initially filed after the Closing Date (as defined in the Purchase Agreement) and on or before February 15, 2005, in accordance with the terms of this Agreement; provided that if the Year End Financials are not delivered to the Company on or prior to February 15, 2005, the Company shall remove the Shares from the registration covered by such Registration Statement. In the event that the New Shareholder does not deliver the Year End Financials on or before February 15, 2005, then the Company will only be required to include Registrable Shares in a Registration Statement filed following the delivery by the New Shareholder to the Company of the Year End Financials.

      3. Piggy-Back Registration.

            (a) Subject to the provisions of Section 2, if the Company proposes to file a Registration Statement to register any of its securities either for its own account or the account of a security holder or security holders (including for this purpose a demand registration effected by the Company for any security holder), on or prior to the one year anniversary of this Agreement, it will, prior to such filing, give written notice to the New Shareholder of its intention to do so, and the Company, subject to the provisions hereof, shall include all Registrable Shares in such Registration Statement; provided that the Company shall have the right to cancel, postpone or withdraw any such registration (before or after effectiveness) without obligation to the New Shareholder.

            (b) In connection with any offering involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the New Shareholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If, in the opinion of the managing underwriter, the registration of all of the Registrable Shares would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. In the event the Company does not include all of the Registrable Shares in the Registration Statement, the Company will include securities in the following order of priority: (i) first, any securities the Company proposes to sell, (ii) second, any securities held by persons who have the right to demand that the Company register their securities even if the Company does not propose to make a primary offering of its own securities, and (iii) third, other securities, including the Registrable Shares, requested to be included in such Registration Statement ("Requested Securities"). If any, but not all, of the Requested Securities are included in the Registration Statement, the number of Requested Securities (including all of the Registrable Shares) to be included in the Registration Statement for each person requesting to include Requested Securities in such registration, shall be included on a pro rata basis based upon the relative number of Requested Securities each such person has requested to be included in such registration. For purposes of this Section 3, the New Shareholder shall be deemed to have requested that all of its Registrable Shares be included in any such registration.


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

            (c) The Company shall be obligated to comply with this Section 3 until the earlier to occur of the following: (i) all of the Registrable Shares have been registered in accordance with this Agreement; and (ii) all of the Registrable Shares cease to be Registrable Shares under this Agreement; provided that for purposes of this Section 3(c), the Registrable Shares shall not be deemed to have been registered unless the Registration Statement registering such Registrable Shares is declared effective by the Commission and such Registrable Shares covered by such Registration Statement are not subject to any stop order, injunction or other order or requirement of the Commission (other than any such action prompted by any act or omission of the holder or holders of such Registrable Shares).

      4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

            (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective, provided, however, that the Company may, in its sole discretion, discontinue any registration of its securities which is being effected at any time prior to the effective date of the Registration Statement relating thereto;

            (b) prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective as contemplated herein and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the seller or sellers of such Registrable Shares shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

            (c) as soon as reasonably practicable furnish to the New Shareholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the New Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the New Shareholder which are covered by such Registration Statement;


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

            (d) register or qualify the Registrable Shares covered by such Registration Statement under the securities or state "blue sky" laws of such jurisdictions as each selling holder may request, and do any and all other acts and things which may be necessary under such state securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder; provided that the Company shall not for any such purpose be required to register or qualify to do business as a foreign corporation in any jurisdiction or consent to general service of process therein;

            (e) use its best efforts to the extent commercially reasonable to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued immediately notify each selling holder of Registrable Shares of the receipt of such notice and use its best efforts to the extent commercially reasonable to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

            (f) use its best efforts to cause the Registrable Shares covered by such Registration Statement to be listed on the securities exchange or quoted on the quotation system on which the Common Shares of the Company are then listed or quoted;

            (g) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act; and

            (h) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of the Registrable Shares under this Agreement.

            If the Company has delivered a preliminary or final prospectus to the New Shareholder and after having done so (i) the prospectus is amended or supplemented to comply with the requirements of the Securities Act or (ii) the Company determines that such an amendment or supplement is required, the Company shall promptly notify the New Shareholder and, if requested, the New Shareholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the New Shareholder with a revised prospectus and, following receipt of the revised prospectus, the New Shareholder shall be free to resume making offers of the Registrable Shares, subject to the other provisions of this Agreement.

            In addition, upon receipt by the New Shareholder of a written notice from the Company during such time as a Registration Statement is effective that sales pursuant to the Registration Statement would materially and adversely affect an unwritten public offering for the account of the Company or any other material financing project, the New Shareholder will immediately suspend sales of shares under any effective Registration Statement until receipt of a written notice from the Company that sales may be resumed. Upon written notice from the Company that a Registration Statement is to be suspended or withdrawn, the New Shareholder will immediately suspend sales of Registrable Shares under such Registration Statement.


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

      5.Expenses of Registration. The Company will pay all Registration Expenses of all registrations under this Agreement.

      6. Indemnification.

            (a) Indemnification of the New Shareholder. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify to the fullest extent permitted by law and hold harmless the New Shareholder, each of its directors, officers and agents and each person, if any, who controls the New Shareholder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) to which the New Shareholder, such directors, officers, agents or controlling persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) any violation by the Company of the Securities Act, any state securities or blue sky laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the New Shareholder specifically for use in the preparation thereof; and provided further, however, that any indemnification contained in this paragraph with respect to any prospectus shall not inure to the benefit of any person who otherwise is entitled to indemnification hereunder on account of any loss, liability, claim, damage or expense if a copy of an amended or supplemental prospectus, or the final prospectus, shall have been delivered or sent to such person within the time required by the Securities Act, and the untrue statement or omission of a material fact was corrected in such amended or supplemental prospectus or final prospectus and provided that such person did not deliver such amended or supplemental prospectus or final prospectus on a timely basis.

            (b) Indemnification of the Company. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the New Shareholder will indemnify to the fullest extent permitted by law and hold harmless the Company, each of its directors, officers and agents and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) to which the Company, such directors, officers, agents or controlling persons may become subject under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, if, and only if, the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the New Shareholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided that the New Shareholder's indemnification obligations hereunder shall not exceed the net proceeds received by the New Shareholder from the sale giving rise to the indemnity payment.


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

            (c) Notice of Claim. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the failure to provide such notice materially prejudices the defense by the Indemnifying Party against such claim. The Indemnified Party may participate in such defense at such party's expense (provided that the counsel of the Indemnifying Party shall control the defense of such claim or proceeding); provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would, in the opinion of counsel of the Indemnified Party, be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, it being understood, however, that in such event, the Indemnifying Party shall be liable for the reasonable fees and expenses of only one counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall as to an Indemnified Party, except with the consent of such Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            (d) Contribution. If for any reason the indemnity provided for in this Section 6 is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as other relevant equitable considerations, provided that the New Shareholder's contribution obligations in this Section 6(d) shall not exceed the net proceeds received by the New Shareholder from the sale giving rise to the contribution payment. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.


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

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6.

      7. Underwriting Agreement. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the New Shareholder, if such New Shareholder wishes to have its Registrable Shares included in such Registration Statement, as a condition to such inclusion, must agree to enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for the underwriting (together with the Company and other holders of securities distributing their shares through such underwriting), containing customary representations and warranties with respect to the New Shareholder, including without limitation, customary provisions with respect to indemnification by the New Shareholder of the underwriters of such offering.

      8. Cooperation. The New Shareholder, if requesting inclusion of its Registrable Shares in a Registration Statement, shall furnish to the Company such information regarding such New Shareholder as the Company may from time to time reasonably request in writing, and shall do such reasonable acts and things as the Company may from time to time request, with respect to any registration, qualification or compliance referred to in this Agreement and in order to permit the Company to comply with the requirements of law. Any failure by the New Shareholder to make available such information or to do such acts and things shall constitute a waiver by such New Shareholder of its rights to include the Registrable Shares in any such registration.


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

      9. Lock-Up Agreement. The New Shareholder, if requesting inclusion of its Registrable Shares in a Registration Statement with respect to an underwritten offering in which the Company is making a primary or secondary offering of its own securities, and if requested by the Company and an underwriter of common stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such New Shareholder for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the lock-up period.

      10. Miscellaneous.

            (a) Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws provisions of this or any other jurisdiction to the contrary.

            (b) Notices. All notices and other communications hereunder shall be in writing and shall be sent by certified mail, postage prepaid, return receipt requested; by an overnight express courier service that provides written confirmation of delivery; or by facsimile with written confirmation by the sending machine or with telephone confirmation of receipt, addressed as follows:

            If to Company:            Workstream Inc.
                                      495 March Road, Suite 300
                                      Kanata, ON K2K3G1
                                      Attention:  Michael Mullarkey
                                      Facsimile:  (613) 270-0774

            with a copy to:           Cozen O'Connor
                                      200 Four Falls Corporate Center, Suite 400
                                      West Conshohocken, PA 19428
                                      Attention:  Michael J. Heller
                                      Facsimile:  (610) 941-0711

            If to New Shareholder:    c/o ProAct Technologies Corporation
                                      120 Bloomingdale Road, Suite 404
                                      White Plains, NY 10005
                                      Attention:  Greg Rorke
                                      Facsimile:  (914) 872-8100

            With a copy to:           Hogan & Hartson, L.L.P.
                                      One Tabor Center, Suite 1500
                                      1200 Seventeenth Street
                                      Denver, CO 80202
                                      Attention:  Robert Mintz
                                      Facsimile:  (303) 899-7333

            Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.


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

            (c) Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of Company, the New Shareholder and their respective successors and assigns. The registration rights set forth in this Agreement are transferable and assignable to any transferee of Registrable Shares. Each subsequent holder of Registrable Shares must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement. Any attempted assignment in violation of this Section 10(c) shall be null and void and of no effect.

            (d) Damages. The Company recognizes and agrees that each holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable. In the event of such failure, the New Shareholder, or any other person or entity entitled to the benefits of this Agreement, may make an application requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

            (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

            (f) Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing.

            (g) Paragraph Headings. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

            (h) Disputes. All disputes arising under this Agreement and any other agreement entered into between the parties related to this Agreement shall first be attempted to be resolved by negotiation between the Chief Executive Officer (or a designee thereof) of each party. If the dispute cannot be resolved by negotiation within 45 days of commencement thereof, the dispute shall be resolved by arbitration, using the rules of the American Arbitration Association and the services of one arbitrator thereunder. All arbitration proceedings shall be in English and be conducted in Chicago, Illinois.

            (i) Waiver of Jury Trial. The Company and New Shareholder waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement.

            (j) Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.


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

      IN WITNESS WHEREOF, the parties executed and delivered this Agreement on the date first above written.


                                        WORKSTREAM INC.


                                        By: /s/ Michael Mullarkey
                                            ------------------------------------
                                            Michael Mullarkey
                                            Chief Executive Officer


                                        PROACT TECHNOLOGIES CORPORATION


                                        By: /s/ Carmine Fardella
                                            ------------------------------------
                                            Carmine Fardella
                                            Chief Financial Officer


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